Supplement Dated July 23, 1999 to the
Prospectus Dated October 30, 1998

Nuveen Investment Trust
Nuveen Balanced Municipal and Stock Fund
____________

Supplement Dated July 23, 1999 to the
Prospectus Dated September 30, 1998

Nuveen Flagship Multistate Trust I
Nuveen Maryland Municipal Bond Fund
Nuveen Flagship Virginia Municipal Bond Fund
____________

Supplement Dated July 23, 1999 to the
Prospectus Dated July 1, 1999

Nuveen Flagship Multistate Trust II
Nuveen Flagship Connecticut Municipal Bond Fund
Nuveen Flagship New York Municipal Bond Fund
Nuveen New York Insured Municipal Bond Fund

July 23, 1999

Dear Nuveen Mutual Fund Investor:

This past April, we notified you of a transition in portfolio management responsibilities for certain Nuveen mutual funds. On August 1, 1999, the following portfolio managers assumed lead portfolio management responsibility for the funds listed below. This transition has not affected fund investment objectives, policies or day-to-day portfolio management practices. Each fund utilizes a team approach and each lead manager has extensive experience managing municipal bond portfolios.

Fund	       Lead Portfolio Manager       Investment Experience
Nuveen Balanced Municipal
and Stock Fund

Thomas C. Spalding    Vice President and Senior Investment Officer
of Nuveen Advisory since 1978. Mr. Spalding has over 25 years of municipal experience.

Nuveen Maryland
Municipal Bond Fund

Paul L. Brennan    Assistant Vice President, Nuveen Advisory since
February, 1997, prior thereto portfolio manager at Flagship Financial. Mr. Brennan has eight years of investment experience and manages municipal bond portfolios with approximately $700 million in assets.

Nuveen Flagship Virginia
Municipal Bond Fund

Paul L. Brennan

Nuveen Flagship Connecticut
Municipal Bond Fund

Paul L. Brennan

Nuveen Flagship New York
Municipal Bond Fund

Paul L. Brennan

Nuveen Insured New York
Municipal Bond Fund

Paul L. Brennan


PLEASE KEEP THIS WITH YOUR FUND PROSPECTUS
FOR FUTURE REFERENCE